                         VOTING AND STANDSTILL AGREEMENT

                         Dated as of September 25, 2000

                                      among

                       CBL & ASSOCIATES PROPERTIES, INC.,

                      CBL & ASSOCIATES LIMITED PARTNERSHIP,

                               THE CBL PRINCIPALS,

                  JACOBS REALTY INVESTORS LIMITED PARTNERSHIP,

                  RICHARD E. JACOBS, SOLELY AS TRUSTEE FOR THE
                    RICHARD E. JACOBS REVOCABLE LIVING TRUST,

                    RICHARD E. JACOBS, SOLELY AS TRUSTEE FOR
                       THE DAVID H. JACOBS MARITAL TRUST,

                                       AND

                                MARTIN J. CLEARY

                         VOTING AND STANDSTILL AGREEMENT

     VOTING AND STANDSTILL AGREEMENT, dated as of September 25, 2000, among CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (the "REIT"), CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Operating Partnership"; the Operating Partnership and the REIT are referred to herein collectively as "CBL"), each of the persons listed on Schedule A hereto (each a "CBL Principal", and, collectively, the "CBL Principals"), JACOBS REALTY INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership, ("JRI"), Richard
E. Jacobs, solely as trustee for the Richard E. Jacobs Revocable Living Trust (the "REJ"), and Richard E. Jacobs, solely as trustee for the David H. Jacobs Marital Trust (the "DHJ" and, together with the REJ, the "Jacobs Trusts") and Martin J. Cleary ("Cleary"); JRI, the Jacobs Trusts and Cleary are referred to herein collectively as the "Jacobs Parties".

     WHEREAS, concurrently herewith, CBL and the Jacobs Parties are executing a Master Contribution Agreement (the "Master Contribution Agreement"). Capitalized terms used but not defined herein have the meanings given to them in the Master Contribution Agreement.

     WHEREAS, the CBL Principals own beneficially and of record certain OP Units and shares of REIT Stock as set forth on Schedule A.

     WHEREAS, the Master Contribution Agreement requires the REIT to call a meeting of its stockholders to vote to approve the issuance of the securities contemplated by and in accordance with the terms of the Master Contribution Agreement and to take certain other actions related thereto.

     WHEREAS, the parties hereto desire to execute and deliver this Agreement for the purpose of regulating certain aspects of the relationship between CBL, the Jacobs Parties and the CBL Principals prior to and following the Closing under the Master Contribution Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

     Section 1. Stockholders Meeting; Board of Directors; Voting of REIT Stock.

     (a) At the Stockholders Meeting, each of the CBL Principals agrees that it will vote or cause to be voted all of the REIT Stock beneficially owned by such CBL Principal to (i) approve the issuance of the SCUs as contemplated in the Master

Contribution Agreement, and (ii) authorize and approve such other acts, documents and transactions as may be contemplated by, or reasonably necessary or desirable in order to give effect to the consummation of the transactions contemplated by, the Master Contribution Agreement, this Agreement and the other transaction documents identified in any of the foregoing documents. For the purposes of this Agreement, "beneficial ownership" means, with respect to any security, the power, directly or indirectly, to vote or direct the voting of that security.

     (b) Effective at and as of the Principal Closing, the REIT agrees to (i) take all corporate and other actions necessary to increase the number of directors on the REIT's board of directors (the "Board of Directors") to add at least two directors to the Board of Directors in accordance with the REIT's certificate of incorporation and by-laws and (ii) cause Martin J. Cleary or, if he is unwilling or unable to serve, another person nominated by JRI prior to the Principal Closing (and qualifying as a JRI Representative in accordance with the criteria established below) to be appointed to the class of directors of the Board of Directors whose term expires in 2003, and a second to-be-named person nominated by JRI prior to the Principal Closing or such other date on which the REIT is required to appoint a second JRI Representative, if applicable, (and qualifying as a JRI Representative in accordance with the criteria established below) to be appointed to the class of directors of the Board of Directors whose term expires in 2002. If it becomes necessary for JRI to replace any such nominee or nominees, JRI will use good faith efforts to provide the REIT with notice of such replacement at least five (5) Business Days prior to the Principal Closing or such other date on which the REIT is required to appoint a second JRI Representative, if applicable. Each of such persons and any persons as JRI, in accordance with the remainder of this Section 1(b), may hereafter designate as replacements for either of them, is referred to herein as a "JRI Representative" and such persons, together, are referred to herein as the "JRI Representatives". Notwithstanding anything in the foregoing to the contrary, in the event that, at the Principal Closing, the total number of SCUs issued to the Jacobs Persons (directly or through entities on their behalf) in accordance with the terms of the Master Contribution Agreement is fewer than 6,742,423 SCUs, the REIT will only be required to cause one JRI Representative, selected by JRI, to be appointed to the Board of Directors, which JRI Representative will be appointed to the class of directors of the Board of Directors whose term expires in 2003; provided, however, that in the event that at any time the Jacobs Persons (directly or through entities on their behalf) are issued additional SCUs in accordance with the terms of the Master Contribution Agreement or any Interest Contribution Agreement or Deed Contribution Agreement, and as a result the Jacobs Persons beneficially own 6,742,423 or more SCUs, then the REIT will cause an additional JRI Representative to be appointed to the Board of Directors, which JRI Representative will be appointed to the class of directors whose term expires in 2002. At the time of his or her nomination and appointment to the Board of Directors and throughout his or her term, any JRI Representative must qualify as Independent, as defined in the REIT's Amended and

Restated Certificate of Incorporation of the REIT, dated November 2, 1993, as amended by the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated May 2, 1996, as supplemented by the Certificate of Designation, dated June 25, 1998, and the Certificate of Designation, dated April 30, 1999, and as modified as contemplated in Section 4.15 of the Master Contribution Agreement (the "REIT's Charter"), with such changes to the definition as have been consented to by JRI, unless the other JRI Representative then serving as a Director already qualifies as an Independent director. Additionally, each replacement JRI Representative shall (i) be a person having experience and standing in the business community comparable to the experience and standing of independent directors in the public real estate investment trust sector generally; it being understood that any proposed JRI Representative will be deemed acceptable unless the Independent directors of the REIT (other than the JRI Representative) determine, in their reasonable judgment exercised in good faith (and without any personal liability on the part of any such director to any Jacobs Party), and so advise JRI in writing that the proposed JRI Representative does not, in their judgment, satisfy the requirements of this
Section 1(b)(i), and (ii) not be an officer, director, 10% or more partner, member or shareholder or other controlling person of (A) any entity whose business consists primarily of owning or operating regional enclosed mall and/or other shopping centers in the United States or (B) any entity that is an anchor tenant or other major tenant (i.e., occupying, directly or together with its affiliates, 35,000 square feet or more of gross leasable area) of any regional enclosed mall or other shopping center then owned or controlled directly or indirectly by the Operating Partnership, unless (in the case of (A) above) the entity in question is an entity owned or controlled directly or indirectly by Richard E. Jacobs or either of the Jacobs Trusts or any Jacobs Family Member and that ownership and/or control does not constitute a violation of the Non-Competition Agreement entered into between Mr. Jacobs and CBL at the Principal Closing. If at any time either the REIT or JRI determines that neither of the JRI Representatives qualifies as an Independent director (as defined in the REIT's Charter), the determining party will notify the other in writing of such determination and the basis therefor. Upon making such determination (or receiving notice thereof from the REIT), JRI promptly will designate a replacement JRI Representative and the REIT and JRI will cooperate to take such actions as are necessary to cause an existing JRI Representative selected by JRI to resign from, and the qualifying replacement JRI Representative to be elected to, the REIT's Board of Directors as soon as reasonably practical.

     (c) Subject to Section 1(e), the REIT hereby agrees to nominate each of the JRI Representatives for re-election to the Board of Directors (and recommend each of them to the stockholders of the REIT) at each subsequent meeting of the stockholders of the REIT held to consider a vote on such JRI Representative's board seat and not to take any action designed to interfere with the election or re-election of the JRI Representatives to the Board of Directors. Subject to
Section 1(e), if at any time a vacancy occurs on the Board of Directors with respect to a seat occupied by a JRI

Representative (by reason of such JRI Representative's death, disability, resignation or otherwise), the REIT hereby agrees to cause a replacement JRI Representative to be appointed to fill such vacancy promptly following his or her designation by JRI.

     (d) Subject to Section 1(e) and through the twelfth (12th) anniversary of the Principal Closing Date, each of the CBL Principals hereby agrees to vote all shares of capital stock of the REIT beneficially owned by it, and entitled to vote thereon, in favor of the election or re-election, as the case may be, of the JRI Representatives to the Board of Directors at each meeting of the stockholders of the REIT held to consider a vote on a seat on the Board of Directors held or proposed to be held by a JRI Representative.

     (e) Notwithstanding any other provision in this Section 1:

          (i) if the aggregate number of all SCUs and other interests in the REIT and the Operating Partnership issued in respect of SCUs owned directly and/or beneficially by any of JRI, any Jacobs Trust or any Jacobs Family Member, taken together as a group (each a "Jacobs Person" and, collectively, the "Jacobs Persons") is at least 33% but fewer than 67% of 10,113,635 (such number of SCUs and other interests in the Operating Partnership to be calculated on the basis of the number of shares in the REIT receivable upon the conversion or exchange thereof), the obligations of the REIT and the CBL Principals pursuant to paragraphs (b) through (d) of this Section 1 will terminate with respect to the JRI Representative next scheduled for re-election and at the expiry of such JRI Representative's then current term, he or she will tender his or her resignation to the Board of Directors; as used herein, "Jacobs Family Member" means each of Richard E. Jacobs, any spouse or lineal descendant of Richard E. Jacobs or David H. Jacobs, and any spouse or lineal descendent of any of the foregoing; and

          (ii) if the aggregate number of all SCUs and other interests in the REIT and the Operating Partnership issued in respect of SCUs owned directly and/or beneficially by the Jacobs Persons, taken together as a group, is fewer than 33% of 10,113,635 (such number of SCUs and other interests in the Operating Partnership to be calculated on the basis of the number of shares in the REIT receivable upon the conversion or exchange thereof), the obligations of the REIT and the CBL Principals under paragraphs (b) through
     (d) of this Section 1 will terminate and at the expiry of the remaining JRI Representative's then current term he or she will tender his or her resignation to the Board of Directors.

     (f) In the event that any CBL Principal transfers (including by way of proxy, by operation of law or through succession, but expressly excluding by way of a proxy given to a representative appointed or designated by the REIT in connection with a particular stockholder meeting) beneficial ownership of any shares of REIT Stock (or beneficial ownership of any interests in the Operating Partnership exchangeable into REIT Stock) to any member of the Lebovitz Family (other than to a member of the Lebovitz Family who is an original signatory of this Agreement), the CBL Principal (or, in the case of death, such deceased CBL Principal's legal representatives), concurrently with such transfer, will cause the transferee to execute and deliver a counterpart of this Agreement to each Jacobs Party by which the transferee agrees to be bound by the provisions of this Agreement as if it were a CBL Principal. Notwithstanding any provision of the Master Contribution Agreement or the OP Partnership Agreement to the contrary, from the date hereof until the twelfth (12th) anniversary of the Principal Closing Date or such earlier date on which the obligations of the CBL Principals under
Section 1(d) terminate pursuant to the terms of Section 1(e)(ii), no transfer of beneficial ownership of any shares of REIT Stock (or any interests in the Operating Partnership convertible into or exchangeable for REIT Stock) from any CBL Principal to any member of the Lebovitz Family (including, without limitation, transfers by succession or operation of law) shall be effective unless the transferee executes a counterpart of this Agreement and agrees to be bound by the terms hereof (including this sentence) as contemplated in the immediately preceding sentence.

     (g) Notwithstanding anything to the contrary in this Agreement, the obligations of the CBL Principals pursuant to this Agreement shall apply only to actions to be taken or not to be taken in their capacities as stockholders of the REIT, and without limiting the obligations of any CBL Principal pursuant to this Section 1, nothing in this Section 1 shall prohibit, or be deemed to limit in any manner any CBL Principal who is serving as an officer or director, solely in his or her capacity as such officer or director, from (1) taking any action or making any statement at any meeting of the Board of Directors of the REIT or any committee thereof, (2) making any statement to any officer, director or agent of the REIT or (3) otherwise taking any action solely in his or her capacity as an officer or director of the REIT.

     Section 2. Jacobs Party Standstill and Voting Agreements. Each Jacobs Party covenants and agrees for the benefit of the REIT and each of the individuals named as CBL Principals that, prior to the twelfth (12th) anniversary of the Principal Closing Date:

     (a) Without the express prior written consent of the REIT and, if then wholly-owned and controlled exclusively by Charles B. Lebovitz, Stephen D. Lebovitz, another member of the Lebovitz Family who is an executive officer of the REIT or any two or more of them together, LebFam, Inc., a Tennessee corporation, (it being understood and agreed that at such time, if ever, as the foregoing entity ceases to be wholly-owned and controlled exclusively by Charles
B. Lebovitz, Stephen D. Lebovitz, another member of the Lebovitz Family who is then an executive officer of the REIT or any two or more of the foregoing acting together, the consent right provided to that entity in this Section 2(a) automatically will expire), it will not, and it will cause each Person controlled by it to not, singly or as part of a partnership, limited partnership, syndicate or other group (as such terms are used within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly:

          (i) acquire beneficial ownership of any voting securities of the REIT (other than (w) upon the exchange of SCUs or Common Units or any other securities issued in respect of SCUs into securities of the REIT, (x) as a result of a stock split, stock dividend or other recapitalization by the REIT or the exercise of rights or warrants distributed to the REIT's stockholders, (y) as a result of transfers from any Jacobs Party, Jacobs Family Member, Associate or any of their respective affiliates, or (z) in a transaction in which such Person acquires a controlling interest in a previously non-affiliated business entity that owns less than 1% of the outstanding voting securities of the REIT and whose business purpose is not primarily the ownership of securities of the REIT), or otherwise participate in or encourage the formation of any group that owns or seeks to acquire beneficial ownership of voting securities of the REIT or rights to acquire such securities,

          (ii) solicit, initiate or otherwise engage in any "solicitation" of "proxies" or become a "participant" in an "election contest" (as those terms are defined or used in Regulation 14A promulgated pursuant to the Exchange Act) with respect to the REIT, call any special meeting of stockholders of the REIT or demand a copy of the REIT's stock ledger or a list of its stockholders,

          (iii) seek to advise, encourage or influence any Person with respect to the voting of any REIT Stock (other than the REIT Stock beneficially owned by a Jacobs Party, a Jacobs Family Member or an Associate) for the purposes of exerting a controlling influence over the management, Board of Directors or policies of the REIT (it being understood that this provision will not be deemed to prohibit private casual conversations that are not initiated with a view toward exerting any such influence),

          (iv) participate in or encourage the formation of any group which seeks or offers to affect control of the REIT or for the purpose of circumventing any provision of this Agreement,

          (v) otherwise act, alone or in concert with others (including by providing financing for another party), to seek to exercise a controlling influence over the management, Board of Directors or policies of the REIT,

          (vi) make a request to the REIT (or its directors, officers or stockholders) to amend or waive any provision of this Agreement, the REIT's Charter or the REIT's by-laws or the REIT's Shareholder Rights Agreement (in each case, other than as contemplated by this Agreement or the Master Contribution Agreement), including, without limitation, any request to permit any Jacobs Party or any other person to take any action prohibited by this Section 2, or

          (vii) disclose any intention, plan or arrangement inconsistent with the foregoing;

provided, however, that, except as provided in the third to last and penultimate sentences of Section 2(a) hereof and in Section 2(d) hereof, nothing in this
Section 2 shall prohibit, or be deemed to limit in any manner, any Jacobs Party or Jacobs Family Member from voting any shares of capital stock of the REIT held by it for or against any matter presented to stockholders of the REIT, and nothing in this Section 2 shall prohibit, or be deemed to limit in any manner, any person or entity from making any statement or disclosure required under the federal securities laws or other applicable laws or regulations, or any person who is serving as a director, solely in his or her capacity as such director, from (1) taking any action or making any statement at any meeting of the Board of Directors of the REIT or any committee thereof, (2) making any statement to any officer, director or agent of the REIT, or (3) otherwise taking any action solely in his or her capacity as an officer or director of the REIT; and provided, further, that nothing in this Section 2 shall prohibit any Jacobs Party or any affiliate thereof from discussing any matter with any Jacobs Party, Jacobs Family Member, Associate or any of their respective affiliates. If any Jacobs Party is determined by a court of competent jurisdiction (after a hearing or other proceeding at which such Jacobs Party had notice and an opportunity to be present, to be prepared, to participate fully and to defend its position) to have violated the restrictions in clause (a)(i) above, such Jacobs Party shall not be entitled to vote any of the voting securities that formed the basis of the breach until the restrictions in Section 2(a) are terminated in accordance with the terms of Section 2(b). If any Jacobs Party is determined by a court of competent jurisdiction after such a hearing to have violated the restrictions in any of clauses (a)(ii) through (a)(v) or (a)(vii) above with respect to any proposal being submitted, or proposed by such Jacobs Party to be submitted, to a vote of stockholders of the REIT or partners of the Operating Partnership, shares of REIT Stock or partnership interests, as applicable, held by that Jacobs Party will not be entitled to any vote on the proposal to which the violation related. Nothing in the foregoing shall be deemed to limit any other remedy available to the REIT, the Operating Partnership or the CBL Principals at law or in equity.

     (b) The restrictions in paragraph (a) above will terminate at the earliest to occur of the following:

          (i) other than as a result of a breach by a Jacobs Party of the provisions of paragraph (a) above, any Person, other than a Jacobs Person or a Person controlled by a Jacobs Person, initiates or commences any takeover bid or tender, exchange or other similar offer to holders of any class or series of stock of the REIT or interests in the Operating Partnership in which such Person seeks to effect a Control Transaction or any solicitation of any such holders in furtherance of any of the foregoing (any such action, a "Takeover Action") and the Board of Directors of the REIT or the general partner of the Operating Partnership, as applicable, either (A) does not publish, send or give to such holders a statement recommending rejection of the Takeover Action within ten (10) Business Days of the date notice of the Takeover Action was first published or sent or given to such holders or (B) having given a notice rejecting the proposed Takeover Action, the board subsequently publishes, sends or gives such holders a statement recommending acceptance of, or indicating that the REIT or the Operating Partnership, as applicable, expresses no opinion and is remaining neutral toward, the Takeover Action,

          (ii) the REIT or the Operating Partnership, or any representative on behalf of either of them, enters into active negotiations with any Person with respect to any Control Transaction, provided, that, no Jacobs Party will take any action prohibited by paragraph (a) above in reliance on this clause (ii) unless a representative of the Jacobs Parties has first given the REIT twenty-four (24) hours' prior written notice that the standstill restrictions in paragraph (a) above have been terminated pursuant to this clause (ii),

          (iii) the REIT or the Operating Partnership, or any representative on behalf of either of them, solicits proposals or offers from any Person or Persons to acquire all or a substantial portion (i.e., more than 75% by value) of the assets of the REIT or the Operating Partnership or initiate or participate in a Control Transaction with respect to the REIT or the Operating Partnership (it being understood that this provision will not be deemed to include preliminary exploratory conversations that do not rise to the level of soliciting proposals or offers), provided, that, no Jacobs Party will take any action otherwise prohibited by paragraph (a) above in reliance on this clause (iii) unless a representative of the Jacobs Parties has first given the REIT twenty-four (24) hours' prior written notice that the standstill restrictions in paragraph (a) above have been terminated pursuant to this clause (iii),

               (iv) the REIT announces a program (or an increase in an existing program) to acquire the greater of (1) seven (7) million or more shares of REIT Stock in the aggregate (such number to be adjusted for stock splits, reverse stock splits, stock dividends, combinations and the like) or (2) 28% or more of the then-outstanding shares of REIT Stock,

               (v) any Insolvency Event occurs with respect to the REIT or the Operating Partnership,

               (vi) members of the Lebovitz Family no longer beneficially own as a group, directly or indirectly, at least 3,384,023 shares of REIT Stock (such number to be adjusted for stock splits, reverse stock splits, stock dividends, combinations and the like) (treating, for this purpose, any interests in the Operating Partnership that are by their terms exchangeable for or otherwise convertible into REIT Stock as if such interests have been fully exchanged or converted in accordance with their terms),

               (vii) the first date on which the provisions of the Share Ownership Agreement (as set forth in Schedule 4.15(b)-1 or Schedule 4.15(b)-2 of the Master Contribution Agreement, as applicable) have terminated with respect to the Jacobs Group and its members in accordance with the provisions of Article VIII thereof, and

               (viii) the twelfth (12th) anniversary of the Principal Closing Date.

          As used herein:

          (A) "Control Transaction" means any transaction that involves: (I)

          (a) a sale of all or substantially all of the assets of the REIT or the Operating Partnership, or

          (b) a merger or other business combination of the REIT or the Operating Partnership with or into any other Person, a recapitalization of the REIT or the Operating Partnership, or a sale or issuance of voting securities of the REIT or any securities of the REIT or the Operating Partnership that are convertible or exchangeable into voting securities of the REIT, if, immediately following the transaction, a Person (other than a member of the Lebovitz Family) or group (for purposes of the definition of "Control Transaction" the term "group" means a group as defined in Rule 13d-5 under the Exchange Act), other than a group consisting solely of members of the Lebovitz Family, would beneficially own voting securities representing 25% or more of the voting power of the voting securities of the REIT that existed immediately prior to such transaction (assuming, for purposes of this determination, that any securities issued in connection with such transaction that are exchangeable for or otherwise convertible into voting securities of the REIT have been fully exchanged or converted, but specifically excluding for this purpose (1) the portion, if any, of any such securities that (x) by the express provisions of their exchange or conversion terms are not convertible or exchangeable into voting securities of the REIT at any time when conversion or exchange would cause that Person or group to beneficially own a number of voting securities of the REIT representing 25% (or such lower percentage as CBL may elect) or more of the voting power of the voting securities of the REIT that existed immediately prior to the transaction in question without JRI's prior written consent, or (y) are not able to be exchanged, exercised or otherwise converted into voting securities of the REIT because doing so would result in a violation of the share ownership limitations in the REIT's Charter (and the REIT has undertaken to the Jacobs Persons in writing that it will not waive the application of those ownership limitations to such Person or group in a manner that would enable the Person or group to beneficially own a number of voting securities of the REIT that would represent 25% or more of the voting power of the voting securities of the REIT that existed immediately prior to the transaction in question without JRI's prior written consent (unless, at that time, the Jacobs Persons are no longer subject to the standstill provisions of this Agreement, in which case JRI's prior written consent shall not be required for any such waiver)) and (2) the securities issued to any such Person if that Person is subject to a standstill agreement that imposes standstill restrictions on that Person or group comparable in scope to, or more restrictive than, the restrictions imposed on the Jacobs Parties pursuant to this Agreement for the remainder of the standstill period contemplated in this Agreement (or such longer period as CBL may elect), and the REIT has undertaken to the Jacobs Persons in writing that it will not waive or terminate the standstill restrictions imposed on that Person or group without JRI's prior written consent (unless, at that time, the Jacobs Persons are no longer subject to or are in breach of the standstill provisions of this Agreement, in which case JRI's prior written consent shall not be required for any such waiver or termination); for clarification, as used in this Section 2(b), references to the REIT, the Operating Partnership and the general partner of the Operating Partnership shall be interpreted to include, in the case of a merger or other similar transaction in which any such entity is not the surviving entity, the successor(s) thereto as appropriate; or

     (II) (a) a change in the composition of the Board of Directors of the REIT or of the general partner of the Operating Partnership if, following the completion of such transaction, 50% or more of the seats on the Board of Directors of the REIT or of the general partner of the Operating Partnership are held or, pursuant to the terms of such transaction, are planned to be held by persons that were not directors of such entity immediately prior to such transaction, or

          (b) the granting to any Person or group the right to nominate or appoint directors to the Board of Directors of the REIT or of the general partner of the Operating Partnership, if the total number of board seats in respect of which such rights have been granted, when taken together with the number of new directors appointed to the board as part of that particular transaction, represents 50% or more of the number of directors on that board immediately following the completion of such transaction;

     (B) "Insolvency Event" means, with respect to any Person, (a) a proceeding under Title 11 of the United States Code or any other similar insolvency, liquidation, rehabilitation, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution or similar law of any jurisdiction, whether now or hereafter in effect, is commenced by the Person or by any other Person against the Person, (b) a trustee is appointed or takes charge of all or substantially all of the assets of the Person, (c) the Person is adjudicated insolvent or bankrupt, (d) the Person makes a general assignment for the benefit of its creditors, or (e) the Person admits in writing its inability to pay, or ceases to pay, its debts generally as they become due; provided, however, that in the case of an involuntary proceeding, appointment, or action described in clause (a), clause (b) and clause (d), an "Insolvency Event" shall only occur if the Person is unable to cause such involuntary proceeding, appointment or action to be dismissed, withdrawn or stayed by the sixtieth (60th) day after the commencement thereof; and

     (C) "Lebovitz Family" means each of Charles B. Lebovitz, Stephen D. Lebovitz, any spouse, sibling (including by adoption) or descendant of any of the foregoing, and any spouse, sibling (including by adoption) or descendent of any of the foregoing.

     (c) If the standstill restrictions in Section 2 (a) above terminate because of circumstances described in any of clauses (i) through (iii) of Section 2(b) above (and not because of any of the circumstances described in clauses (iv) through (vii) of Section 2(b)), and in the case of Section 2(b)(i) the Takeover Action fails by its terms or is terminated or withdrawn by the bidder, or in the case of Section 2(b)(ii) or 2(b)(iii) the REIT and/or the Operating Partnership discontinues its active negotiations or withdraws its solicitation of proposals or offers, and, in any such case, none of the other circumstances described in clauses (i) through (vii) of Section 2(b) above is then occurring or in existence, then from the date on which the REIT notifies JRI (as representative of the Jacobs Parties) in writing of such failure, termination, withdrawal or discontinuance, the standstill restrictions automatically will be reinstated, provided, however, in the event of such a reinstatement, the Jacobs Parties will not be considered to be in violation of the restrictions in Section 2(a) above because of any actions taken prior to reinstatement, or for any actions taken by any of them following such reinstatement pursuant to, or in satisfaction of, any contractual obligations undertaken by them during the unrestricted period, but excluding, for this purpose, (1) any contractual obligation that may be terminated by the Jacobs Parties as of right and without incurring any fee, penalty or other liability, contingent or otherwise and (2) any contractual obligation that may be terminated by the Jacobs Party as of right solely by the payment of a fixed cash amount in the nature of a fee or reimbursement, so long as CBL has paid the full amount of that fee or reimbursement in cash to the Person or Persons entitled thereto and also has paid each relevant Jacobs Party an amount equal to the aggregate federal, state and local income taxes payable by such Jacobs Party as a result of, or in connection with, CBL's having paid the break-up fee or expense reimbursement on that Jacobs Party's behalf plus an amount equal to the aggregate federal, state and local income taxes payable by the Jacobs Party as a result of the payment by CBL of amounts payable to the Jacobs Party pursuant to this sentence (including for this purpose all taxes on payments hereunder intended to compensate the recipient for tax liability). It is further agreed that (x) the foregoing tax reimbursement payments will be determined in accordance with the principles stated in the last sentence of Section 5.5(a) of the Master Contribution Agreement and (y) if the amount of the fee or reimbursement referred to above, by the terms of the relevant document, is determined in a manner that expressly discriminates against CBL (i.e., if the amount payable is higher if made by CBL or if made in connection with the reinstatement of the Jacobs Parties' standstill obligations than it generally would be in other circumstances), then the relevant Jacobs Party will be required to pay the excess portion of such payment directly and will not be entitled to any payment or reimbursement from CBL in respect thereof.

     (d) Each Jacobs Party hereby agrees that at each meeting of the stockholders of the REIT held to consider a vote on such matter the Jacobs Party will vote all shares of capital stock of the REIT beneficially owned by it and entitled to vote thereon in favor of (i) the election of any person nominated by the REIT's Board of Directors to serve as a director on the REIT's Board of Directors and running for the position unopposed and uncontested and (ii) the appointment as auditors for the REIT of any nationally recognized public accounting firm proposed by the REIT's Board of Directors and being proposed unopposed and uncontested.

     (e) In the event that any Jacobs Party transfers (including by way of proxy, by operation of law or through succession, but expressly excluding by way of a proxy given to a representative appointed or designated by the REIT in connection with a particular stockholder meeting) beneficial ownership of any shares of voting stock of the REIT (or beneficial ownership of any interests in the Operating Partnership exchangeable into REIT Stock) to any Jacobs Family Member, the Jacobs Party (or, in the case of death, such deceased Jacobs Party's legal representatives), concurrently with such transfer, will cause the Jacobs Family Member to execute and deliver a counterpart of this Agreement to each CBL Principal by which the transferee agrees to be bound by the provisions of this Agreement as if it were a Jacobs Party. Notwithstanding any provision of the Master Contribution Agreement, the OP Partnership Agreement or Exhibit E thereto to the contrary, from the date hereof until any of clause (iv), (v), (vi) or (vii) of Section 2(b) occurs, no transfer of beneficial ownership of any shares of REIT Stock (or any interests in the Operating Partnership convertible or exchangeable into REIT Stock) from any Jacobs Party to any Jacobs Family Member (including, without limitation, transfers by succession or operation of law) shall be effective unless the transferee executes a counterpart of this Agreement and agrees to be bound by the terms hereof as contemplated in the immediately preceding sentence.

     Section 3. Representations, Warranties and Covenants of the Jacobs Parties. Each Jacobs Party hereby represents, warrants and covenants to CBL and the CBL Principals as follows:

     (a) Authority. Such Jacobs Party has full legal power, authority and right to execute and deliver, and to perform its obligations under, this Agreement.
This Agreement (i) has been duly executed by such Jacobs Party and (ii) constitutes a valid and binding agreement of such Jacobs Party enforceable against such Jacobs Party in accordance with its terms, subject to (1) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity, regardless of whether considered in a proceeding at law or in equity.

     (b) Conflicting Instruments. Neither the execution and delivery of this Agreement nor the performance by such Jacobs Party of its obligations hereunder will violate or result in any breach or violation of or be in conflict with or constitute a default under any term of (i) the constitutive or organizational documents of such Jacobs Party or (ii) any agreement, judgment, injunction, order, decree, law or regulation to which such Jacobs Party is a subject or by which such Jacobs Party (or any of its assets) is bound.

     (c) Right to Vote. Such Jacobs Party has full legal power, authority and right to take the actions required by this Agreement without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, such Jacobs Party has not entered into any voting agreement with respect to any REIT Stock, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any REIT Stock, deposited any REIT Stock in a voting trust or entered into any arrangement or agreement limiting or affecting such Jacobs Party's legal power, authority or right to vote REIT Stock as required by this Agreement (it being understood, however, that as of the date hereof no Jacobs Party beneficially owns any shares of REIT Stock, but that Richard E. Jacobs personally owns fifty
(50) shares of

REIT Stock). From and after the date hereof and continuing for so long, if ever, as such Jacobs Party beneficially owns REIT Stock, that Jacobs Party will not commit any act that could impose additional restrictions on, or otherwise affect, the Jacobs Party's legal power, authority and right to vote all of its REIT Stock as required by this Agreement. Without limiting the generality of the foregoing, from and after the date hereof, such Jacobs Party will not enter into any voting agreement with any Person with respect to any REIT Stock hereafter owned by it, grant any Person (other than a representative appointed or designated by the REIT in connection with a particular stockholder meeting and other than in connection with a pledge of REIT Stock as security for a bona fide debt or other obligation) any proxy (revocable or irrevocable) or power of attorney with respect to any of REIT Stock hereafter owned by it, deposit any REIT Stock owned by it in a voting trust or otherwise enter into any agreement or arrangement restricting or affecting such Jacobs Party's legal power, authority or right to vote as required by this Agreement without, in each case,
(i) causing such Person to agree to be bound by the provisions of this Agreement that impose limitations and/or voting obligations on the Jacobs Parties or (ii) the prior written consent of the REIT and, if it is then wholly-owned and controlled exclusively by Charles B. Lebovitz, Stephen D. Lebovitz, another member of the Lebovitz Family who is then an executive officer of the REIT or any two or more of them together, LebFam, Inc. (it being understood and agreed that if the foregoing entity ceases to be wholly-owned and controlled exclusively by Charles B. Lebovitz, Stephen D. Lebovitz, another member of the Lebovitz Family who is then an executive officer of the REIT or any two or more of the foregoing acting together, the consent right provided to that entity in this Section 3(c) automatically will expire). The provisions of this Agreement are not intended to and do not impair any Jacobs Party's right, power or authority to sell or otherwise dispose of all or any portion of any REIT Stock hereafter owned by any Jacobs Party and, except as set forth in Section 2, any transferee of a Jacobs Party's REIT Stock will not be bound by the provisions of this Agreement.

     Section 4. Representations, Warranties and Covenants of the CBL Principals. Each CBL Principal hereby represents, warrants and covenants to each of the Jacobs Parties as follows:

     (a) Title. As of the date hereof, such CBL Principal owns beneficially and of record the shares of REIT Stock and interests in the Operating Partnership set forth opposite its name on Schedule A, such CBL Principal has the sole right to vote its REIT Stock, and there are no restrictions on rights of disposition or other liens, claims, options, charges or other encumbrances pertaining to its REIT Stock other than as set forth in the REIT's charter and the OP Partnership Agreement, as applicable.

     (b) Right to Vote. Such CBL Principal has full legal power, authority and right to vote its REIT Stock in favor of approval of the issuance of the SCUs as contemplated in the Master Contribution Agreement and the transactions herein and therein contemplated (including voting for the JRI Representatives as directors) and to take the other actions required by this Agreement without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, such CBL Principal has not entered into any voting agreement with respect to any of its REIT Stock, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of its REIT Stock, deposited any of its REIT Stock in a voting trust or entered into any arrangement or agreement limiting or affecting such CBL Principal's legal power, authority or right to vote its REIT Stock as required by this Agreement. As of the date of the Stockholders Meeting, such CBL Principal will have full legal power, authority and right to vote all of its REIT Stock as required by this Agreement without the consent or approval of, or any other action on the part of, any other Person. From and after the date hereof and continuing for so long as any CBL Principal continues to beneficially own REIT Stock, that CBL Principal will not commit any act that could impose additional restrictions on, or otherwise affect, such legal power, authority and right to vote all of its REIT Stock as required by this Agreement. Without limiting the generality of the foregoing, from and after the date hereof, such CBL Principal will not enter into any voting agreement with any Person with respect to any of its REIT Stock, grant any Person (other than a representative appointed or designated by the REIT in connection with a particular stockholder meeting and other than in connection with a pledge of REIT Stock as security for a bona fide debt or other obligation) any proxy (revocable or irrevocable) or power of attorney with respect to any of its REIT Stock, deposit any of its REIT Stock in a voting trust or otherwise enter into any agreement or arrangement restricting or affecting such CBL Principal's legal power, authority or right to vote as required by this Agreement without, in each case, (i) causing such Person to agree to be bound by the provisions of this Agreement which impose voting obligations on the CBL Principals or (ii) the prior written consent of JRI. The provisions of this Agreement are not intended to and do not impair any CBL Principal's right, power or authority to sell or otherwise dispose of any REIT Stock and, except as set forth in Section 1(f), any transferee of a CBL Principal's REIT Stock will not be bound by the provisions of this Agreement.

     (c) Authority. Such CBL Principal has full legal power, authority and right to execute and deliver, and to perform its obligations under, this Agreement. This Agreement (i) has been duly executed by such CBL Principal and (ii) constitutes a valid and binding agreement of such CBL Principal enforceable against such CBL Principal in accordance with its terms, subject to (1) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     (d) Conflicting Instruments. Neither the execution and delivery of this Agreement nor the performance by such CBL Principal of its obligations hereunder will violate or result in any breach or violation of or be in conflict with or constitute a default under any term of (i) the constitutive or organizational documents of such CBL Principal or the REIT or the Operating Partnership or (ii) any agreement, judgment, injunction, order, decree, law or regulation to which the CBL Principal, the REIT or the Operating Partnership is a party or by which any such Person (or any of its assets) is bound.

     Section 5. CBL Principal Agreement to Vote. Each CBL Principal hereby irrevocably and unconditionally agrees to vote and to cause to be voted all the REIT Stock beneficially owned by it at each meeting of the stockholders of the REIT held prior to the final closing of the transactions contemplated by the Master Contribution Agreement where such matters arise (x) in favor of the matters for which it has agreed to vote in Section 1 above and (y) against (i) approval of any proposals made in opposition to or in competition with the Master Contribution Agreement and the transactions contemplated by the Master Contribution Agreement and this Agreement and (ii) any transaction in which CBL is prohibited from engaging under the terms of the Master Contribution Agreement or any other action that would, in each case, impede, interfere with, delay, postpone or attempt to discourage the transactions contemplated by the Master Contribution Agreement or this Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of CBL or any CBL Principal in the Master Contribution Agreement or this Agreement.

     Section 6. Severalty of Obligations. (a) The obligations under this Agreement of each Jacobs Party are the separate and several obligations of that Jacobs Party and are not joint obligations with respect to any other Person. No failure by any Jacobs Party to perform its obligations under this Agreement shall relieve any other Person of any of its obligations hereunder, and no Jacobs Party shall be responsible or liable for the obligations of, or any action taken or omitted by, any other Jacobs Party hereunder.

     (b) The obligations under this Agreement of each CBL Principal are the separate and several obligations of such CBL Principal, and are not joint obligations with respect to any other Person. No failure by any CBL Principal to perform its obligations under this Agreement shall relieve any other Person of any of its obligations hereunder, and no CBL Principal shall be responsible or liable for the obligations of, or any action taken or omitted by, any other CBL Principal hereunder.

     Section 7. Specific Enforcement. The parties hereto recognize and agree that, in the event that any of the terms or the provisions of this Agreement are not performed or complied with in accordance with their specific terms or are otherwise breached, immediate irreparable injury would be caused for which there is no adequate remedy at law. Accordingly, it is agreed that in the event of a failure by a party to perform its obligations hereunder, the other parties shall be entitled to specific performance through injunctive relief to prevent breaches of the terms hereof and specifically to enforce this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which such other parties may be entitled, at law or in equity.

     Section 8. Termination. This Agreement will automatically terminate in the event that the Master Contribution Agreement is terminated in accordance with its terms prior to the Principal Closing.

     Section 9. Miscellaneous.

     (a) Notices. All notices, demands, consents, requests or other communications provided for or permitted to be given hereunder by a party hereto must be in writing and shall be deemed to have been properly given or served (x) on the fifth (5th) Business Day after deposit in the United States mail addressed to such party by registered or certified mail, postage prepaid, return receipt requested, (y) on the day after delivery to a reputable national overnight air courier service, prepaid and addressed to such party, or (z) if not deposited in the United States mail or delivered to a national overnight air courier service as aforesaid, shall be deemed to be properly given or served upon actual receipt (with rejection of delivery by addressee to constitute receipt), as follows:

     If to any of CBL or any CBL Principal, to that party c/o:

          CBL & Associates Properties, Inc.
          Watermill Center
          800 South Street, Suite 395
          Waltham, Massachusetts 02453
          Attention:  Stephen D. Lebovitz

     and

          CBL & Associates Properties, Inc.
          One Park Place
          6148 Lee Highway, Suite 300
          Chattanooga, Tennessee 37421
          Attention:  Charles B. Lebovitz and H. Jay Wiseman, Jr.

     with a copy sent simultaneously to CBL's attorneys:

          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019-6099
          Attention: Yaacov M. Gross and Eugene A. Pinover and

          Shumacker & Thompson, P.C.
          Suite 103, One Park Place
          6148 Lee Highway
          Chattanooga, Tennessee  37421
          Attention:  Jeffery V. Curry

     If to any Jacobs Party, to that party c/o:

          Jacobs Realty Investors Limited Partnership
          25425 Center Ridge Road
          Westlake, Ohio 44154
          Attention:  Richard E. Jacobs

     with copies sent simultaneously to JRI's attorneys:

          Sullivan & Cromwell
          125 Broad Street
          New York, N.Y.  10004
          Attention:  Benjamin R. Weber

     and

          Thompson Hine & Flory LLP
          3900 Key Center
          127 Public Square
          Cleveland, Ohio 44114-1216
          Attention:  Donald H. Messinger

Any of the aforementioned parties may change its address for the receipt of notices, demands, consents, requests and other communications by giving written notice to the others in the manner provided for above.

     (b) Waivers and Amendments; Noncontractual Remedies, Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by all the parties hereto or, in the case of a waiver, by the party waiving compliance who will be burdened or bound thereby. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any breach of any provision of this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such breach is based may also be the subject matter of any other provision of this Agreement (or of any other agreement between the parties) as to which there is no breach.

     (c) GOVERNING LAW. AS PERMITTED BY SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH,  THE  LAWS OF THE  STATE  OF NEW  YORK,  EXCEPT  TO THE  EXTENT  THAT  ANY
PROVISIONS  HEREOF MODIFY OR AFFECT RIGHTS OR  OBLIGATIONS  ARISING  EXCLUSIVELY
UNDER  THE  CORPORATION  LAWS OF THE  STATE  OF  DELAWARE,  IN  WHICH  CASE  THE
RESPECTIVE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO SUCH PROVISIONS, BUT ONLY TO THE EXTENT NECESSARY TO GIVE EFFECT THERETO.

     (d) Jurisdiction. Each of the Jacobs Parties, CBL and each of the CBL Principals each hereby irrevocably and unconditionally submits to the jurisdiction of any New York State Court or Federal Court of the United States of America sitting in the borough of Manhattan, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding shall be brought in and may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal Court. Each of JRI, CBL and each of the CBL Principals each agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the Jacobs Parties, CBL and each of the CBL Principals each hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State Court or Federal Court sitting in the borough of Manhattan. Each of the Jacobs Parties, CBL and each of the CBL Principals each hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. Nothing contained in this Section 10(d) shall be construed as preventing any of the Jacobs Parties, CBL and the CBL Principals, or any of their respective affiliates, from (i) objecting to the jurisdiction of any New York State Court on the ground that the matter involved exceeds the statutory jurisdiction of such court or

(ii) from seeking to remove any suit, action or proceeding from a New York State Court to a Federal Court sitting in the borough of Manhattan, or vice versa.

     (e) Severability. If any provision of this Agreement or the applicability of any such provision to any Person or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those for which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. To the extent permitted by applicable law, each party hereto hereby waives any provision or provisions of law which would otherwise render any provision of this Agreement invalid, illegal or unenforceable in any respect.

     (f) Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives.

     (g) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts and when so executed shall constitute one Agreement, notwithstanding that all parties are not signatories to the same counterpart.

     (h) Headings; Sections; Schedules. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement. References to Sections and Schedules contained in this Agreement are references to the Sections hereof and the Schedules hereto.

     (i) Changes in Capitalization. Without duplication of any other provision of this Agreement, if any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, reorganization, liquidation or other similar change or transaction of or by CBL occurs as a result of which shares of any class of any corporation are issued in respect of outstanding securities of the REIT, or outstanding securities of the Operating Partnership are changed into the same or a different number of shares of the same or another class or classes, all references to CBL's securities hereunder shall be deemed to be references to the securities received by holders of CBL's securities in exchange for or in respect of their CBL securities pursuant to such transaction.

     (j) No Inconsistent Action. None of the Jacobs Parties, the CBL Principals or CBL shall take any action that would render performance by such person of its obligations hereunder impossible or unreasonably impractical.


                   [Reminder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                              OPERATING PARTNERSHIP:

                                 CBL & ASSOCIATES LIMITED
                                 PARTNERSHIP

                                 By: CBL Holdings I, Inc.


                                     By: /s/ Charles B. Lebovitz
                                        ----------------------------------------
                                        Name:  Charles B. Lebovitz
                                        Title: Chairman of the Board and
                                               Chief Executive Officer

                              REIT:

                                 CBL & ASSOCIATES PROPERTIES, INC.


                                 By: /s/ Charles B. Lebovitz
                                    --------------------------------------------
                                    Name:  Charles B. Lebovitz
                                    Title: Chairman of the Board and
                                           Chief Executive Officer


                              CBL PRINCIPALS:

                                 CBL & ASSOCIATES, INC.


                                 By: /s/ Charles B. Lebovitz
                                    --------------------------------------------
                                    Name:  Charles B. Lebovitz
                                    Title: Chairman of the Board and
                                           Chief Executive Officer


                                        /s/ Charles B. Lebovitz
                                    ---------------------------------
                                           Charles B. Lebovitz


                                        /s/ Stephen D. Lebovitz
                                    ---------------------------------
                                           Stephen D. Lebovitz

                                        /s/ John N. Foy
                                    ---------------------------------
                                           John N. Foy


                              JRI:

                                 JACOBS REALTY INVESTORS LIMITED
                                 PARTNERSHIP

                                 By: JG Realty Investors Corp.


                                     By: /s/ Martin J. Cleary
                                        ----------------------------------------
                                        Name:  Martin J. Cleary
                                        Title: President


                              JACOBS TRUSTS:


                                        /s/ Richard E. Jacobs
                                 -----------------------------------------------
                                 Richard E. Jacobs, solely as trustee for the
                                 Richard E. Jacobs Revocable Living Trust


                                        /s/ Richard E. Jacobs
                                 -----------------------------------------------
                                 Richard E. Jacobs, solely as trustee for the
                                 David H. Jacobs Marital Trust


                                        /s/ Martin J. Cleary
                                 -----------------------------------------------
                                 Martin J. Cleary

                                  Schedule A(1)

                                 CBL Principals


                                                           Shares Equivalents
                              Shares of Common              of the Operating
                              Stock of the REIT               Partnership
       Name                Direct/Indirectly Owned       Direct/Indirectly Owned
---------------------      -----------------------       -----------------------

Charles B. Lebovitz              1,526,597(2)                  6,017,886(2)

Stephen D. Lebovitz                 59,664(3)                    238,936(3)

John N. Foy                         79,161                       189,241

CBL & Associates, Inc.           1,470,054(4)                  7,237,823(4)



------------------
(1) Schedule includes stock and interests owned or controlled by named person but does not include stock deemed owned solely by attribution under the Internal Revenue Code.

(2) Includes stock and interests owned or controlled by Charles Lebovitz, includes interests owned by CBL & Associates, Inc.

(3)   Includes stock and interests owned or controlled by Stephen Lebovitz only.

(4) Includes stock and interests owned or controlled by CBL & Associates, Inc. only.